UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 5, 2009


                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


               0-28456                                  65-0635748
      (Commission file number)            (I.R.S. Employer Identification No.)

                        250 Australian Avenue, Suite 400
                            West Palm Beach, FL 33401
          (Address of principal executive offices, including zip code)


                                 (561) 805-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2009 Annual Bonus Plan
----------------------

         On February 5, 2009, upon the recommendation of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Metropolitan Health Networks, Inc. (the "Company"), the Board established the target bonus amounts and the performance criteria applicable to the Company's 2009 bonus plan for executive officers and certain key management employees (the "Bonus Plan").

         The Bonus Plan is a performance-based, cash incentive plan designed to promote the interests of the Company and its shareholders by providing employees with financial rewards upon achievement of specified individual and team business objectives, as well as helping the Company attract and retain key employees.

         All of the Company's executive officers, senior vice presidents and vice presidents, including all of the "named executive officers", are eligible to participate in the Bonus Plan (the "Eligible Participants").

         For the Company's named executive officers, bonuses will be payable under the Bonus Plan based upon the Company's consolidated income before income taxes for the year ending December 31, 2009 ("2009 Consolidated IBIT"). For all of the other Eligible Participants, bonuses will be payable under the Bonus Plan based upon a formula that takes into account the 2009 Consolidated IBIT as well as the subject participant's achievement of certain individual objectives.

         For any bonus to be paid to any named executive officer under the Bonus Plan, the Company must first achieve at least 85% (the "Threshold Goal") of its target 2009 Consolidated IBIT (the "Target Goal"). Provided the Threshold Goal is satisfied, the named executive officers shall receive some level of bonus. Even if the Threshold Goal is not satisfied, an Eligible Participant, other than the named executive officers, may be entitled to receive some level of bonus if such participant achieves certain of his or her established individual objectives.

         In the event that the Company achieves the Target Goal, the named executive officers will be entitled to receive a bonus (the "Target Bonus") equal to the percentage of their base salary set forth below.

         Title                               Percentage of Base Salary at Target
         -----                               -----------------------------------
         Chief Executive Officer                              70%
         Chief Financial Officer                              50%
         President and Chief Operating
          Officer                                             50%
         General Counsel                                      40%

         Actual bonuses payable may be as high as 250% of the Target Bonus or as low as zero depending on the Company's 2009 Consolidated IBIT.

         Bonuses pursuant to the Bonus Plan are anticipated to be paid once the Company completes the audit of its financial statements for the fiscal year ending December 31, 2009.

Section 9 - Financial Statements and Exhibits

     Item 9.01   Financial Statements and Exhibits

         (d)     Exhibits

         10.1 Summary Description of 2009 Bonus Plan for Executive Officers and Certain Key Management Employees.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2009


                                       METROPOLITAN HEALTH NETWORKS, INC.



                                       By:     /s/ Roberto L. Palenzuela
                                           -------------------------------------
                                       Roberto L. Palenzuela
                                       Secretary and General Counsel